Taxation	6 Months Ended
Jun. 30, 2024
Income Taxes [Abstract]
Taxation	Taxation
The Group’s income tax credit is recognised at an amount determined by multiplying the loss before taxation for the interim reporting period by the Group’s best estimate of the weighted average annual income taxation rate expected for the full financial year, adjusted for the tax effect of certain items recognised in full in the interim period. As such, the effective tax rate in the interim financial statements may differ from the Group’s estimate of the effective tax rate for the annual financial statements.

The Group’s consolidated effective tax rate in respect of continuing operations for the three and six months ended June 30, 2024 was (0.59)% and 4.59% (2023: 15.80% and 13.89%). The effective tax rate is impacted by the level of eligible research and development activity undertaken by the Company, as well as the changes in scheme eligibility described in note 3 above.